UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 OR 15(d)
                                     of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
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                     November 30, 2004 (November 23, 2004)


                         CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


          Oklahoma                     1-13726                  73-1395733
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)


            6100 North Western Avenue, Oklahoma City, Oklahoma 73118
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               (Address of principal executive offices) (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.1425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 3 - Securities and Trading Markets

ITEM 3.02 - Unregistered Sales of Equity Securities


Effective November 18, 2004, Chesapeake Energy Corporation (the "Company") entered into an unsolicited transaction with a holder of the Company's 6.00% Cumulative Convertible Preferred Stock, par value $0.01 per share, to issue 3,225,000 shares of the Company's Common Stock, par value $0.01 per share, in exchange for 600,000 shares of the Company's 6.00% preferred stock, representing 13% or $30 million of the aggregate outstanding liquidation value of the Company's 6.00% preferred stock. The transaction closed on November 23, 2004 and the 600,000 shares of 6.00% preferred stock were retired upon receipt. The issuance of the shares of common stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act.

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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        CHESAPEAKE ENERGY CORPORATION



                                 By:    /s/ AUBREY K. MCCLENDON
                                        ---------------------------------------
                                           Aubrey K. McClendon
                                         Chairman of the Board and
                                           Chief Executive Officer


Dated:        November 30, 2004

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